Exhibit 10.1

AMENDMENT TO JUNE 28, 2000 LICENSE AGREEMENT

AND SETTLEMENT AGREEMENT

This Amendment (“the Amendment”) to the June 28, 2000 License Agreement (“License Agreement”) dated and effective as of the 30th day of July, 2012 (“Amendment Effective Date”) and Settlement Agreement, is by and between the following parties: a) Stryker Corporation, a corporation organized under the laws of the State of Michigan having its principal office at 2825 Airview Boulevard, Kalamazoo, Michigan 49002, on its own behalf and on behalf of its Affiliates,(“Stryker”); and b)  ArthroCare Corporation, a corporation organized under the laws of the State of Delaware having its principal office at 7000 W. William Cannon Drive, Austin, Texas 78735, on its own behalf and on behalf of its Affiliates (“ArthroCare”), collectively referred to herein as the “Parties.”  Defined terms in the License Agreement have the same meaning herein.

I.                                         RECITALS

Whereas, on June 28, 2000, the Parties entered into a certain License Agreement related to ArthroCare’s family of patents related to the use of RF energy in surgical procedures (“License Agreement”);

Whereas, ArthroCare designs its Disposable Products for single use and has and will continue to instruct its customers that such Disposable Products are meant for single patient use;

Whereas, since execution of the License Agreement, Stryker has paid royalties on its *** products, including ***;

Whereas, in mid-2009, Stryker began phasing out sales of its *** and began selling ***, but on which Stryker did not pay a royalty to ArthroCare under the License Agreement;

Whereas, on January 7, 2012, several of ArthroCare’s Licensed Patents expired;

Whereas, on or about May 22, 2012, the Parties participated in a Mediation to resolve disputes including *** claims alleged by ArthroCare; and

Whereas, the Parties have reached agreement and now enter into this Amendment to amend the License Agreement and this Settlement Agreement to finally resolve their disputes under the License Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment, the Parties agree as follows:

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

II.                                     Amendment to License Agreement

The Parties hereby replace existing Section 9.1 of the License Agreement with the following:

“9.1                           The licenses granted under Article 2 shall continue and remain in effect until the expiration or termination of the last-to-expire patent within the Licensed Patent Rights as defined in the License Agreement and including at least the patents shown on Exhibit A hereto.  The payment obligations of Stryker under Article 3 and record-keeping and reporting obligations of Stryker under Article 4 shall remain in effect only for Licensed Products made, used, sold, offered for sale or imported through June 1, 2015 and no royalty payments will be owed for products made, used, sold, offered for sale or imported after June 1, 2015.”

III.                                 Settlement Agreement

In addition to the Amendment and to settle their disputes, the Parties further agree as follows:

A.           Royalties on *** products

1.               Stryker shall pay royalties at the rates set forth in the License Agreement on all sales of its licensed *** products (***) through June 1, 2015.

2.               Within ten days of the execution of this Amendment, or by July 31, 2012, whichever occurs first, Stryker shall pay all royalties currently owed pursuant to the terms of the License Agreement for its past sales of its *** products;

B.             Reprocessed ArthroCare Disposable Products

1.               Stryker Sustainability Solutions will mark all of its reprocessed ArthroCare Disposable Products in the Field of Use substantially as shown in the picture attached as Exhibit B to this Amendment (which shows the words “Reprocessed by Stryker Sustainability Solutions”).  Stryker will implement this marking by December 31, 2012 to current ArthroCare reprocessed Disposable Products and shall continue this marking on all reprocessed ArthroCare Disposable Products that are reasonably susceptible of being so marked for as long as Stryker sells reprocessed ArthroCare Disposable Products in the Field of Use.

2.               ***;

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.               The Parties acknowledge and agree that in selling reprocessed ArthroCare Disposable Products in the Field of Use Stryker is not acting as ArthroCare’s agent, affiliate or licensee and that ArthroCare has not authorized, consented to,  or exercised any control over Stryker’s reprocessing of ArthroCare Disposable Products in the Field of Use or the marketing or sale of such products.

C.             Payment by Stryker

1.               Stryker agrees to pay $*** to ArthroCare within ten days of the execution of this Amendment, or by July 31, 2012, whichever occurs first, as consideration ***.

2.               The Parties acknowledge and agree that this payment is not, and shall not be construed to be, a royalty under the License Agreement.

D.            Releases

1.               ArthroCare hereby waives any and all existing claims, known or unknown, to ArthroCare, under the License Agreement or otherwise, related to ***.

2.               Provided that Stryker complies with ***, ArthroCare releases any future claims against Stryker related to ***.

3.               The Parties hereby release each other from all claims and contentions (including defenses of ***) relating in any way to the License Agreement or the Licensed Patent Rights thereunder.

E.              Other

1.               Neither party shall be deemed a “prevailing party” from the Mediation as referenced in Section 10.7 of the License Agreement, and each Party shall bear all of its own costs incurred related to the Mediation.

2.               All other terms and provisions in the License Agreement shall remain in full force and effect and shall apply to this Amendment.

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AGREED THIS 30th DAY OF JULY, 2012:

Stryker Corporation	ArthroCare Corporation

By:	By:

Its:	Its:

Exhibit B to

AMENDMENT TO JUNE 28, 2000 LICENSE AGREEMENT

Marking of reprocessed RF wands